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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form S-4 of our report dated February 16, 1996, except as to note 12, as to which date is November 1, 1996 on our audits of the consolidated financial statements of FORCE COMPUTERS Inc. and subsidiaries. We also consent to the reference to our firm under the caption "Experts."

                                           COOPERS & LYBRAND L.L.P.

San Jose, California
November 11, 1996